Exhibit 99.1

FOR IMMEDIATE RELEASE April 25, 2023

Scilex Holding Company Announces that its Majority Stockholder, Sorrento Therapeutics, Inc., has Issued a Notice that Sorrento’s Bankruptcy Court has Extended the Lockup Period on Shares of Scilex Stock Distributed by Sorrento to its Stockholders as a Dividend

PALO ALTO, CALIFORNIA – April 25, 2023 (GLOBE NEWSWIRE) - Scilex Holding Company (Nasdaq: SCLX, “Scilex”) announced that its majority stockholder, Sorrento Therapeutics, Inc. (OTC: SRNEQ, “Sorrento”) has issued a notice that Sorrento’s bankruptcy court has extended the expiration of the restrictions on transfer on the shares of common stock of Scilex that were distributed by Sorrento to its stockholders as a dividend on January 19, 2023 (the “Distributed Stock”).

Sorrento Therapeutics, Inc. (OTC: SRNEQ, “Sorrento”), a biopharmaceutical company dedicated to the development of life-saving therapeutics to treat cancer, intractable pain, and infectious disease, today announced that, in connection with its ongoing chapter 11 case, the U.S. Bankruptcy Court for the Southern District of Texas entered an order extending the expiration of the restrictions on transfer on the Distributed Stock from May 11, 2023 to September 1, 2023 (or an otherwise earlier date to be determined, as set forth in the order).

Accordingly, as described in the Bankruptcy Court’s order, any shares of the Distributed Stock (including any such shares held by brokerage firms) may not be sold, transferred or otherwise disposed of and the holders of Distributed Stock are prohibited from causing or encouraging any third party to do the same. This extension applies only to the Distributed Stock and does not apply to any securities of Scilex held by Sorrento or any other Scilex securities.

About Scilex Holding Company

Scilex Holding Company is an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain. Scilex is uncompromising in its focus to become the global pain management leader committed to social, environmental, economic, and ethical principles to responsibly develop pharmaceutical products to maximize quality of life. Results from the Phase III Pivotal Trial C.L.E.A.R. Program for SEMDEXATM, its novel, non-opioid product for the treatment of lumbosacral radicular pain (sciatica), were announced in March 2022. Scilex intends to submit a request to the FDA for a type D meeting for purposes of pre-NDA discussion with the FDA. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with moderate to severe pain. Scilex launched its first commercial product ZTlido® in October 2018, in-licensed a commercial product Gloperba® in June 2022, and its third FDA-approved product ElyxybTM in April 2023. It is also developing its late-stage pipeline, which includes a pivotal Phase 3 candidate, and one Phase 2 and one Phase 1 candidate. Its commercial product, ZTlido® (lidocaine topical system) 1.8%, or ZTlido®, is a prescription lidocaine topical product approved by the U.S. Food and Drug Administration for the relief of pain associated with post-herpetic neuralgia, which is a form of post-shingles nerve pain. Scilex in-licensed the exclusive right to commercialize Gloperba® (colchicine USP) oral solution, an FDA-approved prophylactic treatment for painful gout flares in adults, in the U.S. Scilex in-licensed the exclusive rights to commercialize ElyxybTM (celecoxib oral solution) in the U.S. and Canada, the only FDA-approved ready-to-use oral solution for the acute treatment of migraine, with or without aura, in adults. Scilex is planning to commercialize Gloperba® and ElyxybTM in 2023 and is well-positioned to market and distribute the product. Scilex’s three product candidates are SP-102 (injectable dexamethasone sodium phosphate viscous gel product containing 10 mg dexamethasone), or SEMDEXA™, a Phase 3, novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, with FDA Fast Track status; SP-103 (lidocaine topical system) 5.4%, a Phase 2 study, triple-strength formulation of ZTlido®, for the treatment of acute low back pain, with FDA Fast Track status; and SP-104, 4.5 mg Delayed Burst Release Low Dose Naltrexone Hydrochloride (DBR-LDN) Capsule, for the treatment of chronic pain, fibromyalgia that has completed multiple Phase 1 trial programs and is expected to initiate Phase 2 trials in 2023. For further information regarding the SP-102 Phase 3 efficacy trial, see NCT identifier NCT03372161 – Corticosteroid Lumbar Epidural Analgesia for Radiculopathy – Full Text View – ClinicalTrials.gov.

Scilex Holding Company is headquartered in Palo Alto, California.

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Forward-Looking Statements

This press release and any statements made for and during any presentation or meeting concerning the matters discussed in this press release contain forward-looking statements related to Scilex and its subsidiaries under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements include statements regarding any early expiration of the restrictions on transfer on the Distributed Stock, Scilex’s long-term objectives and commercialization plans, future opportunities for Scilex, Scilex’s future business strategies, Scilex’s current and prospective product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity; statements regarding ZTlido®, Gloperba®, ELYXYBTM, SP-102 (SEMDEXA™), SP-103 or SP-104, if approved by the FDA; Scilex’s development and commercialization plans; and Scilex’s products, technologies and prospects.

Risks and uncertainties that could cause Scilex’s actual results to differ materially and adversely from those expressed in our forward-looking statements, include, but are not limited to: risks regarding the compliance by brokerage firms with the orders of the U.S. Bankruptcy Court for the Southern District of Texas regarding record and beneficial ownership of Scilex common stock received by Sorrento’s stockholders in connection with Sorrento’s previously announced dividend; risks associated with the unpredictability of trading markets and whether a market will be established for Scilex’s common stock; general economic, political and business conditions; risks related to the ongoing COVID-19 pandemic; the risk that the potential product candidates that Scilex develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Scilex’s product candidates; the risk that Scilex will be unable to successfully market or gain market acceptance of its product candidates; the risk that Scilex’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Scilex has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; risks that the results of the Phase 2 trial for SP-103 or Phase 1 trials for SP-104 may not be successful; risks that the prior results of the clinical trials of SP-102 (SEMDEXA™), SP-103 or SP-104 may not be replicated; regulatory and intellectual property risks; and other risks and uncertainties indicated from time to time and other risks set forth in Scilex’s filings with the SEC. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and we undertake no obligation to update any forward-looking statement in this press release except as may be required by law.

Contacts:

Investors and Media

Scilex Holding Company

960 San Antonio Road

Palo Alto, CA 94303

Office: (650) 516-4310

Email: investorrelations@scilexholding.com

Website: www.scilexholding.com

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SEMDEXA™ (SP-102) is a trademark owned by Semnur Pharmaceuticals, Inc., a wholly-owned subsidiary of Scilex Holding Company. A proprietary name review by the FDA is planned.

ZTlido® is a registered trademark owned by Scilex Pharmaceuticals Inc., a wholly-owned subsidiary of Scilex Holding Company.

Gloperba® is the subject of an exclusive, transferable license to use the registered trademark by Scilex Holding Company.

ELYXYBTM is the subject of an exclusive, transferable license to use the trademark by Scilex Holding Company.

All other trademarks are the property of their respective owners.

© 2023 Scilex Holding Company All Rights Reserved.

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